Dime Community Bancshares, Inc.

Keefe Bruyette & Woods 10th Annual Community Bank Investor Conference
July 28-29, 2009

Forward Looking Statement

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words "believes," "expects," "feels," "anticipates," "intends," "plans," "estimates," "predicts," "projects," "potential," "outlook," "could," "will," "may" or similar expressions.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following:

•the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; •there may be increases in competitive pressure among financial institutions or from non-financial institutions;· •changes in the interest rate environment may reduce interest margins;·•changes in deposit flows, loan demand or real estate values may adversely affect the business of The Dime Savings Bank of Williamsburgh (the"Bank"); •changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently;·•changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition;· •general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or banking industry, may be less favorable than currently anticipated;· • legislation or regulatory changes may adversely affect the Company's business;· technological changes may be more difficult or expensive than what the Company anticipates;·•success or consummation of new business initiatives may be more difficult or expensive than what the Company anticipates;·•litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what the Company anticipates; and· •the risks referred to in the section entitled "Risk Factors."

Undue reliance should not be placed on any forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.

Who We Are

1. Dime Savings Bank founded in 1864 in Williamsburgh, Brooklyn
2. Community retail bank model
3. Converted to Public Ownership in June 1996
4. Acquired two local community banks since IPO
   - ❖Pioneer Savings Bank in 1996
   - ❖Financial Federal Savings Bank in 1999
5. Emphasis upon multifamily residential lending
6. No “sub-prime” or “Alt-A” Loans

Prudent Branch Expansion

Two new branches strategically located, deepen the Dime footprint.



BRONX
Soundview
Port Washington
Whitestone
Jackson Heights
NASSAU
Sunnyside
Flushing
Bayside
Glen Oaks
Westbury
Hillcrest
Long Island City
Greenpoint
QUEENS
Williamsburgh
Brooklyn Heights
BROOKLYN
Valley Stream
Bay Ridge
Midwood
Boro Park
Kings Highway
Bensonhurst
Marine Park

Balance Sheet Review

	As of or for the Three Months Ended June 30,			
	2009	2008	*change*	
Total Assets	**$ 3,974,399**	**$ 3,742,004**	**$ 232,395**	***6.2% increase***
Total Loans	3,245,962	3,134,803	$ 111,159	*3.5% increase*
Total Deposits	2,293,109	2,080,892	$ 212,217	*10.2% increase*
Consolidated Tangible Equity	235,252	226,041	$ 9,211	*4.1% increase*
% of tangible assets	*6.00%*	*6.11%*	*-0.11%*	
Non-performing loans	$12,878	$6,852		

($ in thousands)

Financial Performance Review

Three Months Ended June 30, 2009

1. Core Earnings Per Share $0.23*
2. Net Interest Margin 2.78%
3. Core Return on Average Tangible Equity 12.8%*
4. Core Return on Average Assets 0.74%*
5. Efficiency ratio 52.6%*

*Amount includes a $1.8 million pre-tax special insurance assessment from the Federal Deposit Insurance Corporation. Absent this special assessment, core earnings per share, core return on average tangible equity, core return on average assets and the efficiency ratio would have been $0.26, 14.51%, 0.84% and 46.28%, respectively.

Recent Highlights

1. OTTI charge of $886,000 or 1 1/2 cents per share in most recent quarter
   - ***None forecasted in the guidance for the September 2009 quarter***
2. Loan credit costs of $2.3 million (4 cents per share) in most recent quarter
   - ***Guidance for September 2009 quarter includes $3.0 million***
3. Non-interest expense $15.3 million
   - ***Guidance for September 2009 estimates $15.7 million and includes another $1.8 million FDIC special assessment***

Quarterly "GAAP" EPS vs. Stock Price



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
EPS
Stock Price
$0.20
$0.17
$0.17
$0.17
$0.17
$0.17
$0.18
$0.26
$0.25
$0.16
$0.09
$0.21
$0.23*
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3Est.
2006
2007
2008
2009

Note: Estimate for September 2009 quarter equals midpoint of guidance given in the Company's July 27, 2009 earnings release

Balance Sheet Composition

Loans comprise 81% of assets; 142% Loan to Deposit Ratio



Assets
Cash/ Short-term Investments 6%
Investments/ MBS 7%
All Other 6%
Loans 81%
Cash/short-term Investments 6%
Investments/MBS 7%
Loans 81%
All Other 6%



Liabilities and Equity
Equity 7%
All Other 3%
Borrowings 32%
Deposits 58%
Deposits 58%
Borrowings 32%
Equity 7%
All Other 3%

Note: as of June 30, 2009.

New York City

*Types of Housing**



Mitchell-
Lama
2%
Conventional*
21%
Renter-
Occupied
67%
Co-op
8%
Condo, 2%

* *Housing stock equals 3,325,902 units.*

Source: 2005 New York City Housing and Vacancy Survey, U. S. Census Bureau, www.census.gov

Loan Portfolio Composition

At June 30, 2009


Traditional 1 to 4 Family 2%
1 to 4 Family with Commercial Rents 5%
Commercial Real Estate 15%
Multifamily 77%

Loan Portfolio Composition

Total Loan Portfolio as of June 30, 2009 (Excluding Construction Loans)					
	Description	Total Balance	Current LTV	DSR	% of Portfolio
Traditional 1 to 4 Family	Primary Residence	60,166,846	44%	N/A	1.9%
1 - 4 Family with Commercial Rent	Mixed Use	169,815,529	58%	1.3	5.4%
Multi Family Portfolio	MultiFamily Residential	1,219,980,374	59%	1.3	38.6%
	MultiFamily (Commercial Rents < 50%)	807,670,351	57%	1.7	25.5%
	MultiFamily (Commercial Rents > 50%)	238,560,180	57%	1.7	7.5%
	Co-op Building and Underlying Mortgage	183,001,916	18%	N/A	5.8%
		$2,449,212,821			77.4%
Commercial Real Estate	Commercial Real Estate	484,637,048	55%	1.9	15.3%
	Grand Total	**$3,163,832,245**	**55%**	**1.6**	**100.0%**

Experienced Lenders

- Management Team has many years of experience in Multifamily Lending in the New York Market:
  - Vincent Palagiano, Chairman/CEO, 39 years with Dime
  - Michael Devine, President/COO, 38 years with Dime
  - Kenneth Mahon, 1st Executive VP/CFO, 29 years with Dime
  - Dan Harris Executive Vice President, Lending, over 30 years multifamily lending experience
  - *plus numerous other officers in lending and loan servicing tenured more than 20 years with Dime*

Insider Ownership*

Vincent F. Palagiano - Chairman of the Board and CEO	991,181**	2.9%
Michael P. Devine - President and Chief Operating Officer	629,293**	1.8%
Kenneth J. Mahon First Executive Vice President and CFO	403,829**	1.2%
All Directors and Executive Officers	4,997,911**	14.6%
All Directors and Executive Officers (Including Stock Options)	7,008,346	20.5%

** Amounts per page 4 of the Company's proxy statement dated April 8, 2009.*
*** Amounts exclude vested stock options and include other non-beneficial ownership share amount (in which the executive officers have a personal interest).*

Loan Originations



Total Originations
Average loan orignation rate
YTD Originiations Through June 30th
Average 5-Year Treasury Rate
$ in millions
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$563.2
$574.5
$1,086.7
2006
2007
2008
2009

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%


100%
80%
60%
40%
20%
0%
65%
DSR
1.52
63%
DSR
1.53
59%
DSR
1.47
50%
DSR
1.67
2006
2007
2008
2009YTD

Low Level of Non-Performing Assets

Dime continues to be an industry leader in loan quality, with a low level of non-performing assets….


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of total assets
DCOM
Industry Median
Industry Average
2005
2006
2007
2008
March 2009

Source: Sandler O'Neill Top 100 Thrifts Ranked by Assets or SNL Thrift Investor

Charge-off & Non-Performing Asset Percentages



NPA's peaked at 5.01% of Total Loans in 1992….
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Charge-offs as a % of Loans
NPA's as a % of Total Loans
0.40%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Dime Community Bancshares, Inc.

Non-Performing Assets/Tangible Equity

NPA's peaked at 62% of Tangible Equity also in 1992….



$ in thousands
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Total Loans
NPA's to T/E
16.0%
10.8%
41.1%
62.4%
24.0%
6.2%
0.3%
5.5%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

As of June 30, 2009 – Total Stockholders' Equity Plus Allowance = 2,357% of Non-Performing Assets

Repricing Loans

17% of the Loan Portfolio reprices within the next 18 months


$ in millions
$3,500
$2,625
$1,750
$875
$0
Annual Repricings
Cumulative Repricings
$113.7
5.66%
$430.9
5.59%
$594.1
5.51%
$451.8
5.67%
$743.9
5.73%
$827.3
5.85%
2009
2010
2011
2012
2013
Beyond

Funding Liabilities

June 30, 2009



Trust Preferred / Subordinated Notes 2%
Borrowings 33%
Deposits 65%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

June 30, 2008



Trust Preferred / Subordinated Notes 2%
Borrowings 36%
Deposits 62%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

Maturing Borrowings


$ in thousands
June 30, 2009 - Total Borrowings = $1.19 billion[1]
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
4.26%
4.83%
3.73%
3.68%
3.71%
3.91%
4.10%
Q3-2009
Q4-2009
2010
2011
2012
2013
Beyond

Dime Community Bancshares, Inc.

DIME Since 1864

[1] Excludes $25.0 million 9.25% subordinated note that matures in 2010 and $70 million 7% trust preferred borrowing that matures in 2034.

Focus on Profitable Deposits

June 2008

Total Deposits = $2.08 billion


Prime Dime 4%
Other Checking 5%
Money Mkt / Passbook Savingsl 47%
CDs 44%

June 2009

Total Deposits = $2.29 billion


Prime Dime 4%
Other Checking 5%
Money Mkt / Passbook Savingsl 45%
CDs 46%

4% Growth in Checking Accounts since June 2008

Maturing CD's



Maturing CD's - 2009
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.43%
$435M
2.64%
$174M
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Q3' 09
Q4' 09

Dime's highest non-promotional CD rate offered to Retail Depositors for maturities of 18 months or less. There are no premium rates for accounts over $100,000

The Average 2 Year FHLBNY Advance Rate for each Month.

Dime Community Bancshares, Inc.

Dime Ranks Near the Top in 2008

SNL Top 100 Thrifts

Total Score (*Top Score = 87.3*)	**85.7**	**- 4 -**
Return on Assets	0.81%	- 10 -
Return on Equity	11.06%	- 7 -
3-Year Annual Growth Rate of TBV	1.62%	- 33 -
Efficiency Ratio (operating expenses)	51.25%	- 12 -
Non-performing Assets	0.19%	- 4 -
Charge-offs	0.02%	- 10 -

[redacted]

Note: Rank indicates standing among Top 25

Source: SNL Financial Research & Analysis: 2008 Thrifts Rankings May 2, 2009